SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Information Statement

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☐	Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

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1 Corporate Way Lansing, MI 48951 517/381-5500

Dear Variable Annuity Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

On May 30-31, 2024, the Board of Trustees (the “Board”) of the Trust voted to replace Goldman Sachs Asset Management, L.P. (“GSAM”) with J.P. Morgan Investment Management Inc. (“JPMorgan”) as the sub-adviser, effective October 21, 2024, for the following “Managed Funds”, each a series of the Trust:

•	JNL/Goldman Sachs Managed Aggressive Growth Fund,
•	JNL/Goldman Sachs Managed Growth Fund,
•	JNL/Goldman Sachs Managed Moderate Growth Fund,
•	JNL/Goldman Sachs Managed Moderate Fund, and
•	JNL/Goldman Sachs Managed Conservative Fund

Enclosed please find the Trust’s Information Statement regarding the change in sub-adviser for the following Managed Funds:

Prior Fund Name	New Fund Name
JNL/Goldman Sachs Managed Aggressive Growth Fund	JNL/JPMorgan Managed Aggressive Growth Fund
JNL/Goldman Sachs Managed Growth Fund	JNL/JPMorgan Managed Growth Fund
JNL/Goldman Sachs Managed Moderate Growth Fund	JNL/JPMorgan Managed Moderate Growth Fund
JNL/Goldman Sachs Managed Moderate Fund	JNL/JPMorgan Managed Moderate Fund
JNL/Goldman Sachs Managed Conservative Fund	JNL/JPMorgan Managed Conservative Fund

The Information Statement is furnished to shareholders of the Managed Funds on behalf of the Board of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust has filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,
[•]
Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

August 19, 2024

This communication presents only an overview of the full Information Statement that is available to you on the internet relating to the JNL/Goldman Sachs Managed Aggressive Growth Fund, JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Moderate Fund, and JNL/Goldman Sachs Managed Conservative Fund (the “Managed Funds”), each a series of JNL Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for review:

JNL/GSAM Managed Funds Information Statement

The Information Statement details a recent sub-adviser change relating to the Managed Funds. Specifically, the Board of Trustees of the Trust (the “Board”) approved the appointment of J.P. Morgan Investment Management Inc. to replace Goldman Sachs Asset Management, L.P. as sub-adviser to the Managed Funds. This change will be effective on October 21, 2024. The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (“SEC”) that allows certain sub-adviser changes to be made without shareholder approval. The Manager of Managers Order instead requires that an Information Statement be sent to you. In lieu of physical delivery of the Information Statement, the Information Statement is available to you online.

All contract owners as of July 31, 2024, will receive this Notice. This Notice will be sent to contract owners on or about August 19, 2024. The full Information Statement will be available to view and print on the Trust’s website at [to be provided] until November 14, 2024. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), or by writing to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting: www.jackson.com.

If you want to receive a paper or email copy of the above listed document, you must request one. There is no charge to you for requesting a copy.

JNL Series Trust

JNL/Goldman Sachs Managed Aggressive Growth Fund

JNL/Goldman Sachs Managed Growth Fund

JNL/Goldman Sachs Managed Moderate Growth Fund

JNL/Goldman Sachs Managed Moderate Fund

JNL/Goldman Sachs Managed Conservative Fund

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 132 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio management of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson Financial”), a leading provider of retirement products for industry professionals and their clients. Jackson Financial and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors.

On May 30-31, 2024, the Board, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL/Goldman Sachs Managed Aggressive Growth Fund, JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Moderate Fund, and the JNL/Goldman Sachs Managed Conservative Fund (the “Managed Funds”) voted to replace Goldman Sachs Asset Management, L.P. (“GSAM”) with J.P. Morgan Investment Management Inc. (“JPMorgan”) as the Sub-Adviser for the Managed Funds and approved a sub-advisory agreement between JNAM and JPMorgan with respect to the Managed Funds appointing JPMorgan as the Sub-Adviser to the Managed Funds (the “JPMorgan Sub-Advisory Agreement”). JPMorgan currently serves as a Sub-Adviser to other Funds in the Trust.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the JPMorgan Sub-Advisory Agreement and about JPMorgan’s appointment as the Sub-Adviser to the Managed Funds, effective October 21, 2024. In connection with JPMorgan’s appointment, the Managed Funds’ names will change as noted below, effective October 21, 2024:

Prior Fund Name	New Fund Name
JNL/Goldman Sachs Managed Aggressive Growth Fund	JNL/JPMorgan Managed Aggressive Growth Fund
JNL/Goldman Sachs Managed Growth Fund	JNL/JPMorgan Managed Growth Fund
JNL/Goldman Sachs Managed Moderate Growth Fund	JNL/JPMorgan Managed Moderate Growth Fund
JNL/Goldman Sachs Managed Moderate Fund	JNL/JPMorgan Managed Moderate Fund
JNL/Goldman Sachs Managed Conservative Fund	JNL/JPMorgan Managed Conservative Fund

This Information Statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (the “SEC”). The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

JPMorgan, a Delaware corporation, is located at 383 Madison Avenue, New York, New York 10179.

This Information Statement is being provided to contract owners of record for the Fund as of July 31, 2024. It will be mailed on or about August 19, 2024.

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II.	Changes to Fund Names and Principal Investment Strategies

Upon the replacement of GSAM with JPMorgan as Sub-Adviser to the Managed Funds, effective October 21, 2024, the fund names will change as follows:

Prior Fund Name	New Fund Name
JNL/Goldman Sachs Managed Aggressive Growth Fund	JNL/JPMorgan Managed Aggressive Growth Fund
JNL/Goldman Sachs Managed Growth Fund	JNL/JPMorgan Managed Growth Fund
JNL/Goldman Sachs Managed Moderate Growth Fund	JNL/JPMorgan Managed Moderate Growth Fund
JNL/Goldman Sachs Managed Moderate Fund	JNL/JPMorgan Managed Moderate Fund
JNL/Goldman Sachs Managed Conservative Fund	JNL/JPMorgan Managed Conservative Fund

The Fund’s principal investment strategies will also change as a result of the appointment of the JPMorgan as Sub-Adviser to the Managed Funds. Effective October 21, 2024, the principal investment strategies for the Managed Funds will be as follows:

JNL/JPMorgan Aggressive Growth Fund

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund, the Jackson Real Assets Fund, and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities, 0% to 10% to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

The Fund allocates its assets among Underlying Funds categorized by the Adviser into the following investment categories:

•	Allocation
•	Alternative
•	Fixed Income
•	International/Global Equity
•	Sector Equity
•	U.S. Equity

The Fund considers the Underlying Funds in the Fixed-Income investment category to be funds that invest primarily in fixed-income securities, and the Underlying Funds in the International/Global Equity, Sector Equity, and U.S. Equity investment categories to be funds that invest primarily in equity securities. The Underlying Funds in the Allocation investment category include funds that can invest in a variety of asset classes in various proportions, may take measures to manage risk and/or adapt to prevailing market conditions and may have significant exposure to both fixed-income and equity securities. To the extent the Fund invests in one of these Underlying Funds, the Fund’s exposure to fixed-income securities and equity securities will be allocated according to the Underlying Fund’s relative exposure to these asset classes. The Fund considers the Underlying Funds in the Alternative investment category to be funds that invest primarily in alternative assets and employ alternative strategies.

Two Underlying Funds, the Jackson Credit Opportunities Fund and the Jackson Real Assets Fund, each operate as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In determining allocations to any particular Underlying Fund, the Fund’s investment adviser considers, among other things, long-term market and economic conditions, historical performance of each Underlying Fund, and expected long-term performance of each Underlying Fund, as well as diversification to control overall portfolio risk exposure.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for managing the investment of portfolio assets solely according to the asset allocation instructions provided by J.P. Morgan Investment Management, Inc. (“JPMorgan”), the Fund’s sub-adviser (“Sub-Adviser”).  The Adviser then determines the corresponding weights and executes transactions in the Underlying Funds.  The Fund’s allocations are rebalanced periodically by the Sub-Adviser.

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The Adviser may change the Underlying Funds in which the Fund invests from time to time at its discretion without notice or shareholder approval. Therefore, the Fund may invest in Underlying Funds that are not listed in the statutory prospectus.

The Fund does not take direct positions in derivatives, asset-backed securities, mortgage-backed securities or junk bonds. Through the implementation of the Fund’s asset allocation model, the Fund may seek exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds by purchasing shares of funds that may have direct or indirect exposure to these asset classes. Consequently, the risks to the Fund are limited to the risks associated with investing in funds that have investments in these asset classes. The principal risks to investing in the Fund, including those that may arise from indirect exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds are detailed in the “Principal Risks of Investing” and “Glossary of Risks” sections of the Fund’s prospectus.

JNL/JPMorgan Managed Growth Fund

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund, the Jackson Real Assets Fund, and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% to 30% to Underlying Funds that invest primarily in fixed-income securities, 0%-15% to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

The Fund allocates its assets among Underlying Funds categorized by the Adviser into the following investment categories:

•	Allocation
•	Alternative
•	Fixed Income
•	International/Global Equity
•	Sector Equity
•	U.S. Equity

The Fund considers the Underlying Funds in the Fixed-Income investment category to be funds that invest primarily in fixed-income securities, and the Underlying Funds in the International/Global Equity, Sector Equity, and U.S. Equity investment categories to be funds that invest primarily in equity securities. The Underlying Funds in the Allocation investment category include funds that can invest in a variety of asset classes in various proportions, may take measures to manage risk and/or adapt to prevailing market conditions and may have significant exposure to both fixed-income and equity securities. To the extent the Fund invests in one of these Underlying Funds, the Fund’s exposure to fixed-income securities and equity securities will be allocated according to the Underlying Fund’s relative exposure to these asset classes. The Fund considers the Underlying Funds in the Alternative investment category to be funds that invest primarily in alternative assets and employ alternative strategies.

Two Underlying Funds, the Jackson Credit Opportunities Fund and the Jackson Real Assets Fund, each operate as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In determining allocations to any particular Underlying Fund, the Fund’s investment adviser considers, among other things, long-term market and economic conditions, historical performance of each Underlying Fund, and expected long-term performance of each Underlying Fund, as well as diversification to control overall portfolio risk exposure.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for managing the investment of portfolio assets solely according to the asset allocation instructions provided by J.P. Morgan Investment Management, Inc. (“JPMorgan”), the Fund’s sub-adviser (“Sub-Adviser”).  The Adviser then determines the corresponding weights and executes transactions in the Underlying Funds.  The Fund’s allocations are rebalanced periodically by the Sub-Adviser.

The Adviser may change the Underlying Funds in which the Fund invests from time to time at its discretion without notice or shareholder approval. Therefore, the Fund may invest in Underlying Funds that are not listed in the statutory prospectus.

The Fund does not take direct positions in derivatives, asset-backed securities, mortgage-backed securities or junk bonds. Through the implementation of the Fund’s asset allocation model, the Fund may seek exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds by purchasing shares of funds that may have direct or indirect exposure to these asset classes. Consequently, the risks to the Fund are limited to the risks associated with investing in funds that have investments in these asset classes. The principal risks to investing in the Fund, including those that may arise from indirect exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds are detailed in the “Principal Risks of Investing” and “Glossary of Risks” sections of the Fund’s prospectus.

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JNL/JPMorgan Managed Moderate Growth Fund

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund, the Jackson Real Assets Fund, and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 30% to 50% to Underlying Funds that invest primarily in fixed-income securities, 0% to 20% to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

The Fund allocates its assets among Underlying Funds categorized by the Adviser into the following investment categories:

•	Allocation
•	Alternative
•	Fixed Income
•	International/Global Equity
•	Sector Equity
•	U.S. Equity

The Fund considers the Underlying Funds in the Fixed-Income investment category to be funds that invest primarily in fixed-income securities, and the Underlying Funds in the International/Global Equity, Sector Equity, and U.S. Equity investment categories to be funds that invest primarily in equity securities. The Underlying Funds in the Allocation investment category include funds that can invest in a variety of asset classes in various proportions, may take measures to manage risk and/or adapt to prevailing market conditions and may have significant exposure to both fixed-income and equity securities. To the extent the Fund invests in one of these Underlying Funds, the Fund’s exposure to fixed-income securities and equity securities will be allocated according to the Underlying Fund’s relative exposure to these asset classes. The Fund considers the Underlying Funds in the Alternative investment category to be funds that invest primarily in alternative assets and employ alternative strategies.

Two Underlying Funds, the Jackson Credit Opportunities Fund and the Jackson Real Assets Fund, each operate as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In determining allocations to any particular Underlying Fund, the Fund’s investment adviser considers, among other things, long-term market and economic conditions, historical performance of each Underlying Fund, and expected long-term performance of each Underlying Fund, as well as diversification to control overall portfolio risk exposure.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for managing the investment of portfolio assets solely according to the asset allocation instructions provided by J.P. Morgan Investment Management, Inc. (“JPMorgan”), the Fund’s sub-adviser (“Sub-Adviser”).  The Adviser then determines the corresponding weights and executes transactions in the Underlying Funds.  The Fund’s allocations are rebalanced periodically by the Sub-Adviser.

The Adviser may change the Underlying Funds in which the Fund invests from time to time at its discretion without notice or shareholder approval. Therefore, the Fund may invest in Underlying Funds that are not listed in the statutory prospectus.

The Fund does not take direct positions in derivatives, asset-backed securities, mortgage-backed securities or junk bonds. Through the implementation of the Fund’s asset allocation model, the Fund may seek exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds by purchasing shares of funds that may have direct or indirect exposure to these asset classes. Consequently, the risks to the Fund are limited to the risks associated with investing in funds that have investments in these asset classes. The principal risks to investing in the Fund, including those that may arise from indirect exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds are detailed in the “Principal Risks of Investing” and “Glossary of Risks” sections of the Fund’s prospectus.

JNL/JPMorgan Managed Moderate Fund

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund, the Jackson Real Assets Fund, and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

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Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 70% to Underlying Funds that invest primarily in fixed-income securities, 0%-25% to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

The Fund allocates its assets among Underlying Funds categorized by the Adviser into the following investment categories:

•	Allocation
•	Alternative
•	Fixed Income
•	International/Global Equity
•	Sector Equity
•	U.S. Equity

The Fund considers the Underlying Funds in the Fixed-Income investment category to be funds that invest primarily in fixed-income securities, and the Underlying Funds in the International/Global Equity, Sector Equity, and U.S. Equity investment categories to be funds that invest primarily in equity securities. The Underlying Funds in the Allocation investment category include funds that can invest in a variety of asset classes in various proportions, may take measures to manage risk and/or adapt to prevailing market conditions and may have significant exposure to both fixed-income and equity securities. To the extent the Fund invests in one of these Underlying Funds, the Fund’s exposure to fixed-income securities and equity securities will be allocated according to the Underlying Fund’s relative exposure to these asset classes. The Fund considers the Underlying Funds in the Alternative investment category to be funds that invest primarily in alternative assets and employ alternative strategies.

Two Underlying Funds, the Jackson Credit Opportunities Fund and the Jackson Real Assets Fund, each operate as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In determining allocations to any particular Underlying Fund, the Fund’s investment adviser considers, among other things, long-term market and economic conditions, historical performance of each Underlying Fund, and expected long-term performance of each Underlying Fund, as well as diversification to control overall portfolio risk exposure.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for managing the investment of portfolio assets solely according to the asset allocation instructions provided by J.P. Morgan Investment Management, Inc. (“JPMorgan”), the Fund’s sub-adviser (“Sub-Adviser”).  The Adviser then determines the corresponding weights and executes transactions in the Underlying Funds.  The Fund’s allocations are rebalanced periodically by the Sub-Adviser.

The Adviser may change the Underlying Funds in which the Fund invests from time to time at its discretion without notice or shareholder approval. Therefore, the Fund may invest in Underlying Funds that are not listed in the statutory prospectus.

The Fund does not take direct positions in derivatives, asset-backed securities, mortgage-backed securities or junk bonds. Through the implementation of the Fund’s asset allocation model, the Fund may seek exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds by purchasing shares of funds that may have direct or indirect exposure to these asset classes. Consequently, the risks to the Fund are limited to the risks associated with investing in funds that have investments in these asset classes. The principal risks to investing in the Fund, including those that may arise from indirect exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds are detailed in the “Principal Risks of Investing” and “Glossary of Risks” sections of the Fund’s prospectus.

JNL/JPMorgan Managed Conservative Fund

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund, the Jackson Real Assets Fund, and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 70% to 90% to Underlying Funds that invest primarily in fixed-income securities, 0% to 30% to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

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The Fund allocates its assets among Underlying Funds categorized by the Adviser into the following investment categories:

•	Allocation
•	Alternative
•	Fixed Income
•	International/Global Equity
•	Sector Equity
•	U.S. Equity

The Fund considers the Underlying Funds in the Fixed-Income investment category to be funds that invest primarily in fixed-income securities, and the Underlying Funds in the International/Global Equity, Sector Equity, and U.S. Equity investment categories to be funds that invest primarily in equity securities. The Underlying Funds in the Allocation investment category include funds that can invest in a variety of asset classes in various proportions, may take measures to manage risk and/or adapt to prevailing market conditions and may have significant exposure to both fixed-income and equity securities. To the extent the Fund invests in one of these Underlying Funds, the Fund’s exposure to fixed-income securities and equity securities will be allocated according to the Underlying Fund’s relative exposure to these asset classes. The Fund considers the Underlying Funds in the Alternative investment category to be funds that invest primarily in alternative assets and employ alternative strategies.

Two Underlying Funds, the Jackson Credit Opportunities Fund and the Jackson Real Assets Fund, each operate as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In determining allocations to any particular Underlying Fund, the Fund’s investment adviser considers, among other things, long-term market and economic conditions, historical performance of each Underlying Fund, and expected long-term performance of each Underlying Fund, as well as diversification to control overall portfolio risk exposure.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for managing the investment of portfolio assets solely according to the asset allocation instructions provided by J.P. Morgan Investment Management, Inc. (“JPMorgan”), the Fund’s sub-adviser (“Sub-Adviser”).  The Adviser then determines the corresponding weights and executes transactions in the Underlying Funds.  The Fund’s allocations are rebalanced periodically by the Sub-Adviser.

The Adviser may change the Underlying Funds in which the Fund invests from time to time at its discretion without notice or shareholder approval. Therefore, the Fund may invest in Underlying Funds that are not listed in the statutory prospectus.

The Fund does not take direct positions in derivatives, asset-backed securities, mortgage-backed securities or junk bonds. Through the implementation of the Fund’s asset allocation model, the Fund may seek exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds by purchasing shares of funds that may have direct or indirect exposure to these asset classes. Consequently, the risks to the Fund are limited to the risks associated with investing in funds that have investments in these asset classes. The principal risks to investing in the Fund, including those that may arise from indirect exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds are detailed in the “Principal Risks of Investing” and “Glossary of Risks” sections of the Fund’s prospectus.

III.	Investment Sub-Advisory Agreement with J.P. Morgan Investment Management Inc.

GSAM is the current Sub-Adviser to the Managed Funds, pursuant to an Amended and Restated Sub-Advisory Agreement between JNAM and GSAM, effective as of the September 1, 2022, which was most recently approved by the Board at a meeting held on August 29-31, 2023. On May 30-31, 2024, the Board, including a majority of the Independent Trustees, voted to replace GSAM with JPMorgan as Sub-Adviser for the Managed Funds and approved the JPMorgan Sub-Advisory Agreement. Pursuant to the Order, shareholder approval is not required for the JPMorgan Sub-Advisory Agreement because JPMorgan is not affiliated with JNAM.

The JPMorgan Sub-Advisory Agreement provides that, unless it is sooner terminated as provided therein, it will remain in effect for its initial term, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of a majority of the outstanding voting securities of each Fund, and in either event approved also by a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The JPMorgan Sub-Advisory Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, or by JNAM with the consent of the Board (including a majority of the Independent Trustees), each on sixty (60) days’ written notice to JNAM and JPMorgan, or by JPMorgan on sixty (60) days’ written notice to the Trust and JNAM. The JPMorgan Sub-Advisory Agreement also terminates automatically in the event of its assignment.

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The JPMorgan Sub-Advisory Agreement generally provides that JPMorgan, its officers, directors, employees, agents or affiliates will not be liable to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or JNAM either in connection with the performance of JPMorgan’s duties or its failure to perform due to events beyond the reasonable control of JPMorgan or its agents, except for a loss resulting from JPMorgan’s willful misconduct, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under the JPMorgan Sub-Advisory Agreement. There are no material changes to the JPMorgan Sub-Advisory Agreement resulting from this Sub-Adviser replacement.

The management fees to be paid by the Managed Funds will not increase as a result of the change in Sub-Adviser. The Managed Funds currently pay JNAM an advisory fee equal to a percentage of their average daily net assets based on the following schedule:

JNL/JPMorgan Managed Aggressive Growth Fund JNL/JPMorgan Managed Growth Fund JNL/JPMorgan Managed Moderate Growth Fund JNL/JPMorgan Managed Moderate Fund JNL/JPMorgan Managed Conservative Fund
Advisory Fee Rates Before and After the Change in Sub-Adviser
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.130%
$500 million to $3 billion	0.080%
$3 billion to $5 billion	0.075%
Over $5 billion	0.070%

The following table sets forth the aggregate amount of management fees paid by the Managed Funds to JNAM for the year ended December 31, 2023. The pro forma aggregate amount of management fees paid to JNAM would have been the same had the Sub-Adviser change occurred during the applicable period.

Fund Name	Actual Fees	Percentage of the Fund’s Net Assets
JNL/Goldman Sachs Managed Aggressive Growth Fund	$1,921,433	0.09%
JNL/Goldman Sachs Managed Growth Fund	$3,574,728	0.08%
JNL/Goldman Sachs Managed Moderate Growth Fund	$3,448,905	0.08%
JNL/Goldman Sachs Managed Moderate Fund	$1,799,576	0.09%
JNL/Goldman Sachs Managed Conservative Fund	$909,510	0.11%

JNAM is responsible for paying the Sub-Adviser out of its own resources. Under the JPMorgan Sub-Advisory Agreement, the sub-advisory fee schedule is different than the sub-advisory fee schedule used to compensate GSAM. GSAM is currently paid a sub-advisory fee equal to a percentage of the Managed Funds’ average daily net assets based on the below schedule:

JNL/Goldman Sachs Managed Aggressive Growth Fund

JNL/Goldman Sachs Managed Growth Fund

JNL/Goldman Sachs Managed Moderate Growth Fund

JNL/Goldman Sachs Managed Moderate Fund

JNL/Goldman Sachs Managed Conservative Fund

Advisory Fee Rates Before the Change in Sub-Adviser
Average Daily Net Assets	Annual Rate
$0 to $8 billion*	0.0150%
Over $8 billion*	0.0075%
*	The assets of the funds are aggregated for the purposes of calculating the sub-advisory fee.

Under the JPMorgan Sub-Advisory Agreement, JPMorgan will be paid a sub-advisory fee equal to a percentage of the Managed Funds’ average daily net assets based on the below schedule:

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JNL/JPMorgan Managed Aggressive Growth Fund JNL/JPMorgan Managed Growth Fund JNL/JPMorgan Managed Moderate Growth Fund JNL/JPMorgan Managed Moderate Fund JNL/JPMorgan Managed Conservative Fund
Sub-Advisory Fee Rates After the Change in Sub-Adviser
Average Daily Net Assets	Annual Rate
All Assets	0.005%

The following table sets forth the amount of sub-advisory fees paid by JNAM to GSAM for its services to the Managed Funds for the one-year period ended December 31, 2023. The pro forma sub-advisory fees would have been lower had the Sub-Adviser change occurred during the applicable period.

Fund Name	Actual Fees	Percentage of the Fund’s Net Assets
JNL/Goldman Sachs Managed Aggressive Growth Fund*	$314,785	0.02%
JNL/Goldman Sachs Managed Growth Fund*	$638,287	0.02%
JNL/Goldman Sachs Managed Moderate Growth Fund*	$613,597	0.02%
JNL/Goldman Sachs Managed Moderate Fund*	$292,628	0.02%
JNL/Goldman Sachs Managed Conservative Fund*	$124,669	0.02%
*	The assets of the funds are aggregated for the purposes of calculating the advisory fee.

IV.	Description of J.P. Morgan Investment Management Inc.

 JPMorgan has its principal offices at 383 Madison Avenue, New York, New York 10179. JPMorgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JPMorgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide.

Executive/Principal Officers and Directors of JPMorgan located at 383 Madison Avenue, New York, New York 10179:

Names	Title(s)
George Crosby White Gatch	Director, Chairman
Paul Anthony Quinsee	Director, Head of Global Equities
Andrew Richard Powell	Director, Chief Administrative Officer, Head of Global Client Service, Senior Business Manager
John Thomas Donohue	Director, President, Chief Executive Officer, Head of Global Liquidity
Joy Catherine Dowd	Director
Robert Charles Michele	Director, Head of Global Fixed Income, Currency & Commodities
Anton Cyriel Pil	Director, Head of Global Alternatives
Jedediah Isiah M. Laskowitz	Head of Global Asset Management Solutions
John L. Oliva	Chief Compliance Officer
Andrea L. Lisher	Director, Head of Americas Client
Peter Victor Bonanno	General Counsel, Asset Management
Katherine Gail Manghillis	Secretary
Benjamin A. Hesse	Director, Chief Financial Officer, Treasurer
JPMorgan Asset Management Holdings Inc.	Shareholder

JPMorgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly traded company. As of March 31, 2024, the following person(s) owned 10% or more of the outstanding voting securities of JPMorgan Chase & Co.:

JPMorgan Chase & Co.
Owner’s Name	Percentage of Shares Owned
Vanguard Holdings Group	10.33%

As the Sub-Adviser to the Managed Funds, JPMorgan will provide the Managed Funds with strategic asset allocation instructions consistent with their investment objectives and policies, as set forth in the Funds’ current Prospectuses. The principal risks of investing in the Managed Funds will also be listed in the Funds’ Prospectuses under the heading “Principal Risks of Investing in the Fund.”

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As of [July 31, 2024], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of JPMorgan, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in JPMorgan or any other entity controlling, controlled by, or under common control with JPMorgan. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2023, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which JPMorgan, any parent or subsidiary of JPMorgan, or any subsidiary of the parent of such entities was or is to be a party.

JNL/JPMorgan Managed Funds

JNL/JPMorgan Managed Aggressive Growth Fund

JNL/JPMorgan Managed Growth Fund

JNL/JPMorgan Managed Moderate Growth Fund

JNL/JPMorgan Managed Moderate Fund

JNL/JPMorgan Managed Conservative Fund

The portfolio managers responsible for management of the Managed Funds will be Gary Herbert and Silvia Trillo.

Gary Herbert

Gary Herbert, CFA, Managing Director, is a Portfolio Manager and co-Chief Investment Officer of Multi-Asset Solutions – U.S. for J.P. Morgan Asset Management’s Solutions business.

Silvia Trillo

Silvia Trillo, Managing Director, is a Portfolio Manager on the SmartRetirement portfolios and Global Tactical Asset Allocation mandates in Multi-Asset Solutions.

V.	Other Investment Companies Advised by J.P. Morgan Investment Management Inc.

JPMorgan does not advise other registered investment companies having similar investment objectives and policies as those of the Managed Funds.

VI.	Evaluation By The Board Of Trustees

The Board oversees the management of the Managed Funds and, as required by law, determines annually whether to approve the Managed Funds’ sub-advisory agreement. At a meeting on May 30-31, 2024, the Board, including a majority of the Independent Trustees, considered information relating to the appointment of JPMorgan to replace GSAM as Sub-Adviser to the Managed Funds and the JPMorgan Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the JPMorgan Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the JPMorgan Sub-Advisory Agreement. With respect to its approval of the JPMorgan Sub-Advisory Agreement, the Board noted that the JPMorgan Sub-Advisory Agreement was with a Sub-Adviser that already provides services to existing Funds in the Trust. Thus, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the JPMorgan Sub-Advisory Agreement.

In reviewing the JPMorgan Sub-Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant and the information provided by JPMorgan and JNAM for the May meeting and for previous meetings, as applicable, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Managed Funds, (3) cost of services of the Managed Funds, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Managed Funds grow, and (6) other benefits that may accrue to JPMorgan through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the JPMorgan Sub-Advisory Agreement. Certain of the factors considered in the Board's deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Before approving the JPMorgan Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and JPMorgan and to consider the terms of the JPMorgan Sub-Advisory Agreement. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the JPMorgan Sub-Advisory Agreement is in the best interests of the shareholders of the Managed Funds. In reaching its conclusions, the Board considered numerous factors, including the following:

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Nature, Quality and Extent of Services

The Board examined the nature, quality, and extent of the services provided and to be provided by the JPMorgan. The Board noted JNAM’s evaluation of the JPMorgan, as well as JNAM’s recommendations, based on its review of JPMorgan, in connection with its approval of the JPMorgan Sub-Advisory Agreement. The Board also considered the various business-related risks JNAM faces as a result of managing the Fund, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds, and responsibilities of JNAM’s senior management that would be responsible for oversight of JPMorgan, and also reviewed the qualifications, backgrounds and responsibilities of JPMorgan’s portfolio managers who would be responsible for the strategic asset allocations of the Managed Funds. The Board reviewed information pertaining to JPMorgan’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to JPMorgan. The Board considered compliance reports about JNAM and JPMorgan from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Managed Funds are likely to benefit from the nature, extent, and quality of the services to be provided by JPMorgan under the JPMorgan Sub-Advisory Agreement.

Investment Performance

The Board reviewed the performance of JPMorgan’s investment mandates with similar investment strategies. The Board concluded that it would be in the best interests of the Managed Funds and their shareholders to approve the JPMorgan Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fees to be paid by JNAM to JPMorgan. The Board noted that the Managed Funds’ sub-advisory fees would be paid by JNAM (not the Managed Funds) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Managed Funds’ total expense ratios.

Referring to materials previously provided by the Adviser for JNL/Goldman Sachs Managed Aggressive Growth Fund (to be renamed JNL/JPMorgan Managed Aggressive Growth Fund) and JNL/Goldman Sachs Managed Conservative Fund (to be renamed JNL/JPMorgan Managed Conservative Fund), the Board considered that each Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board further considered that each Fund’s total expense ratio (including underlying fund expenses) is higher than its peer group average, though each Fund’s total expense ratio (excluding underlying fund expenses) is within three basis points of its peer group average. The Board noted that in conjunction with the JPMorgan Sub-Advisory Agreement, each Fund’s proposed sub-advisory fee is lower than the current sub-advisory fee and the peer group average. The Board further noted that in conjunction with the JPMorgan Sub-Advisory Agreement, each Fund’s advisory fee and total expense ratio are not proposed to change. The Board concluded that the sub-advisory fee is in the best interests of each Fund and its shareholders in light of the services to be provided.

Referring to materials previously provided by the Adviser for JNL/Goldman Sachs Managed Growth Fund (to be renamed JNL/JPMorgan Managed Growth Fund), JNL/Goldman Sachs Managed Moderate Growth Fund (to be renamed JNL/JPMorgan Managed Moderate Growth Fund) and JNL/Goldman Sachs Managed Moderate Fund (to be renamed JNL/JPMorgan Managed Moderate Fund), the Board considered that each Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board further considered that each Fund’s total expense ratio (including underlying fund expenses) is higher than its peer group average, though each Fund’s total expense ratio (excluding underlying fund expenses) is within five basis points of its peer group average. The Board noted that in conjunction with the JPMorgan Sub-Advisory Agreement, each Fund’s proposed sub-advisory fee is lower than the current sub-advisory fee and the peer group average. The Board further noted that in conjunction with the JPMorgan Sub-Advisory Agreement, each Fund’s advisory fee and total expense ratio are not proposed to change. The Board concluded that the sub-advisory fee is in the best interests of the Fund and its shareholders in light of the services to be provided.

Profitability

The Board considered information concerning the costs to be incurred and profits expected to be realized by JNAM and JPMorgan. The Board determined that profits expected to be realized by JNAM and JPMorgan were not unreasonable.

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Economies of Scale

The Board considered whether the Managed Funds’ proposed fees reflect the potential for economies of scale for the benefit of the Managed Funds’ shareholders. Based on information provided by JNAM and JPMorgan, the Board noted that the advisory fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase, while the sub-advisory fee arrangement for the Managed Funds do not contain breakpoints that decrease the fee rate as assets increase, the sub-advisory fee for the Managed Funds will be paid by JNAM (not the Managed Funds).

The Board concluded that the Managed Funds’ fee schedules in some measure share economies of scale with shareholders.

Other Benefits to JPMorgan

In evaluating the benefits that may accrue to JPMorgan through its relationships with the Managed Funds, the Board noted that JPMorgan may from time to time pay for portions of meetings organized by the Managed Funds’ distributor to educate wholesalers about the Managed Funds. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Managed Funds’ distributor, that JPMorgan is not required to participate in the meetings, and that recommendations to hire or fire JPMorgan are not influenced by the willingness of JPMorgan to participate in the meetings.

In evaluating the benefits that may accrue to JPMorgan through its relationship with the Managed Funds, the Board noted that JPMorgan may also develop additional investment advisory business with JNAM, the Trust, or other clients of JPMorgan as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Managed Funds and their shareholders to approve the JPMorgan Sub-Advisory Agreement.

VII.	Additional Information

Ownership Of The Managed Funds

As of July 31, 2024, there were issued and outstanding the following number of shares for the Managed Funds:

Fund	Shares Outstanding
JNL/Goldman Sachs Managed Aggressive Growth Fund (Class A)	[to be provided]
JNL/Goldman Sachs Managed Aggressive Growth Fund (Class I)	[to be provided]

JNL/Goldman Sachs Managed Growth Fund (Class A)	[to be provided]
JNL/Goldman Sachs Managed Growth Fund (Class I)	[to be provided]

JNL/Goldman Sachs Managed Moderate Growth Fund (Class A)	[to be provided]
JNL/Goldman Sachs Managed Moderate Growth Fund (Class I)	[to be provided]

JNL/Goldman Sachs Managed Moderate Fund (Class A)	[to be provided]
JNL/Goldman Sachs Managed Moderate Fund (Class I)	[to be provided]

JNL/Goldman Sachs Managed Conservative Fund (Class A)	[to be provided]
JNL/Goldman Sachs Managed Conservative Fund (Class I)	[to be provided]

[As of July 31, 2024, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Managed Funds.]

Because the shares of the Managed Funds are sold only to Jackson National Life Insurance Company (“Jackson”), Jackson National Life Insurance Company of New York (“Jackson NY”), and certain affiliated funds organized as funds-of-funds, Jackson and Jackson NY, through their separate accounts, which hold shares of the Managed Funds as funding vehicles for Variable Contracts, are the owners of record of substantially all of the shares of the Managed Funds.

As of July 31, 2024, the following persons beneficially owned more than 5% of the shares of the Managed Funds indicated in the following tables:

JNL/Goldman Sachs Managed Aggressive Growth Fund – Class A Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

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JNL/Goldman Sachs Managed Aggressive Growth Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Growth Fund – Class A Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Growth Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Moderate Growth Fund – Class A Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Moderate Growth Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Moderate Fund – Class A Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Moderate Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Conservative Fund – Class A Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Conservative Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Managed Funds’ shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Managed Funds’ shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of July 31, 2024, the following person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Managed Funds.

JNL/Goldman Sachs Managed Aggressive Growth Fund – Class A Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Aggressive Growth Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

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JNL/Goldman Sachs Managed Growth Fund – Class A Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Growth Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Moderate Growth Fund – Class A Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Moderate Growth Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Moderate Fund – Class A Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Moderate Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Conservative Fund – Class A Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Goldman Sachs Managed Conservative Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2023, the Managed Funds paid no commissions to any commissions to any affiliated broker.

During the fiscal year ended December 31, 2023, the Managed Funds paid administration fees and 12b-1 fees to JNAM and/or its affiliated persons as provided in the below table. These services will be provided following the approval of the JPMorgan Sub-Advisory Agreement.

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Fund Name	Administration Fees	12b-1 Fees
JNL/Goldman Sachs Managed Aggressive Growth Fund	$1,044,672	$6,231,093
JNL/Goldman Sachs Managed Growth Fund	$2,054,880	$12,635,629
JNL/Goldman Sachs Managed Moderate Growth Fund	$1,979,386	$12,174,526
JNL/Goldman Sachs Managed Moderate Fund	$968,510	$5,801,672
JNL/Goldman Sachs Managed Conservative Fund	$412,209	$2,465,618

VIII.	Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2023, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Fund with professional investment supervision and management. JNAM is registered with the SEC under the 1940 Act, as amended. JNAM is an indirect, wholly owned subsidiary of Jackson Financial, a leading provider of retirement products for industry professionals and their clients. Jackson Financial and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Jackson Financial is also the ultimate parent of PPM America, Inc. JNAM also serves as the Trust’s administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and an indirect, wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

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